UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2016

PREMIER BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54563	27-2635666
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 31374

El Paso, Texas 79930

(Address of principal executive offices) (zip code)

(814) 786-8849

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sales of Equity Securities.

On August 19, 2016, two of our officers and directors, William A. Hartman and Mitchell Felder, exercised warrants to acquire four million (4,000,000) shares of common stock each. The aggregate consideration for the warrants was $40 each ($0.00001 per share). The issuance was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, the investors are accredited and familiar with our operations and there was no solicitation in connection with the issuance.

Section 9 – Financial Statements and Exhibits.

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Biomedical, Inc.

Dated: December 30, 2016	By:	/s/ William Hartman
	Name:	William Hartman
	Its:	President and Chief Executive Officer

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